Property Lease

土 地 租 赁 合 同

甲方：寿光市卧铺乡侯辛村 Party A: Shouguang City Wopu County Houxin Village

乙方：寿光市裕鑫化工有限公司 Party B: Shouguang Yuxin Chemical Industry Company Limited (SYCI)

为了更好的响应上级主管部门有关招商引资的批示精神加大卧铺乡的招商引资力度，根据《中国人民共和国合同法》及有关规定，就乙方租赁甲方土地一事项通过友好协商，本着互惠互利的原则，达成共识，制定合同条款：

一、地理位置：清河采油厂第二生活区东（见平面图） 1. Location: Eastern Second Living District of Qinghe oil field

二、面积：18768 平方米（见平面图）2. Area: 18768 square meters.

三、租赁年限：50 年（自 1998.04.01 --2048.03.31） 3. Lease period: fifty years; from 4/1/1998 to 3/31/2048.

四、租赁额：每年人民币肆仟元，共计人民币贰拾万元整。 4. Rent: 4000 RMB per year; total rent amount is 200,000 RMB.

五、交款方式：合同签订之日起一次性付清。

六、在租赁期内如遇国家政策性征用该地，甲方必须提前通知乙方并且经乙方同意，其所有地上建筑物归乙方所有，土地赔偿归乙方所有，土地在乙方未建设前有甲方村民按甲方统一安排批准，种植农作物，但不得影响乙方使用。

七、权利义务

（一） 甲方的权利义务

1、 有要求乙方按时交纳租赁费的权利。

2、 有要求和监督乙方正确施工使用的权利。

3、 在租赁期内若甲方村民干涉乙方正常施工使用等，甲方负责有排除的义务，并承担责任，赔偿损失。

（二） 乙方的权利义务

1、 在租赁的土地范围内所从事的生产经营活动不受甲方任何干预。

2、 负责交纳所租土地的税费。

九、租赁期属所有地面设施及附着物，由乙方自行处理，甲方不得以任何方式进行干预。

十、租赁期满甲方若继续出租，必须先同乙方签订延续合同，若乙方不再延续，甲方可另行出租。

十一、本合同签订生效后，其它所有与本合同相抵触的合同一律作废，依本合同为准。

十二、其它事项：

1、 合同未尽事宜双方协商作出补充资料，其补充资料与本合同具有同等效力。

2、 合同自签订之日起生效。

3、 本合同一式三份甲乙双方各持一份，上级主管部门一份，并共同遵守执行。

甲方（盖章）	乙方（盖章）
代表（签字）：	代表（签字）：
1998年4月1日	1998年4月1日